                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                                 March 28, 2005

                       TECHNOLOGY INVESTMENT CAPITAL CORP.
             (Exact name of registrant as specified in its charter)

         MARYLAND                      000-50398                 20-0118736
(State or other jurisdiction         (Commission              (I.R.S. Employer
of incorporation)                    File Number)            Identification No.)

                         8 SOUND SHORE DRIVE, SUITE 255
                               GREENWICH, CT 06830
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (203) 983-5275

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On March 28, 2005, Technology Investment Capital Corp. issued a press release announcing that it has completed an $8 million investment in senior secured notes issued by CrystalTech Web Hosting, Inc., an Internet services company providing web hosting services as well as domain registration and other services to small businesses and individuals. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Not applicable.

      (b) Not applicable.

      (c) Exhibits.

            EXHIBIT NO.            DESCRIPTION
            -----------            -----------

            99.1                   Press release dated March 28, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2005                     TECHNOLOGY INVESTMENT CAPITAL CORP.

                                         By: /s/ Saul B. Rosenthal
                                             ------------------------
                                             Saul B. Rosenthal
                                             President